UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
 ____________________
Date of Report (Date of earliest event reported): February 10, 2017
Accenture plc
(Exact name of Registrant as specified in its charter)

Ireland	001-34448	98-0627530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Grand Canal Square,
Grand Canal Harbour,
Dublin 2, Ireland
(Address of principal executive offices)
Registrant’s telephone number, including area code: (353) (1) 646-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

         On February 10, 2017, Accenture plc (“Accenture”) held its 2017 annual general meeting of shareholders (the “Annual Meeting”). Accenture’s shareholders approved each of the following proposals considered at the Annual Meeting. The following chart sets forth the number and percentage of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each proposal voted upon by Accenture’s shareholders:

		For		Against		Abstained	Broker Non-Votes
1.	To re-appoint the following directors:
	Jaime Ardila	468,733,842	99.90%	452,922	0.10%	477,369	50,662,827
	Charles H. Giancarlo	466,391,020	99.56%	2,073,774	0.44%	1,199,339	50,662,827
	Herbert Hainer	468,663,366	99.89%	515,259	0.11%	485,508	50,662,827
	William L. Kimsey	462,223,735	98.73%	5,939,558	1.27%	1,500,840	50,662,827
	Marjorie Magner	466,511,675	99.43%	2,652,218	0.57%	500,240	50,662,827
	Nancy McKinstry	467,702,022	99.68%	1,501,380	0.32%	460,731	50,662,827
	Pierre Nanterme	453,862,011	97.29%	12,640,421	2.71%	3,161,701	50,662,827
	Gilles C. Pélisson	466,577,783	99.45%	2,600,950	0.55%	485,400	50,662,827
	Paula A. Price	468,422,644	99.83%	776,974	0.17%	464,515	50,662,827
	Arun Sarin	466,906,854	99.53%	2,207,193	0.47%	550,086	50,662,827
	Frank K. Tang	468,699,114	99.90%	483,044	0.10%	481,975	50,662,827
2.	To approve, in a non-binding vote, the compensation of Accenture’s named executive officers	447,028,679	95.67%	20,220,431	4.33%	2,415,023	50,662,827
3.	To ratify, in a non-binding vote, the appointment of KPMG LLP (“KPMG”) as Accenture’s independent auditors and to authorize, in a binding vote, the Audit Committee of the Board of Directors (the “Board”) to determine KPMG’s remuneration	513,777,858	99.15%	4,428,594	0.85%	2,120,508	0
4.	To grant the Board the authority to issue shares under Irish law	513,988,584	98.88%	5,803,842	1.12%	534,534	0
5.	To grant the Board the authority to opt-out of pre-emption rights under Irish law	516,852,788	99.52%	2,487,446	0.48%	986,726	0
6.	To determine the price range at which Accenture can re-allot shares that it acquires as treasury shares under Irish law	515,335,035	99.17%	4,336,401	0.83%	655,524	0
_______________
Percentages in chart may not total due to rounding.

Additionally, set forth below are the voting results on the following matter:

		1 Year		2 Years		3 Years		Abstained	Broker Non-Votes
1.	To recommend, in a non-binding vote, whether a shareholder vote to approve the compensation of Accenture’s named executive officers should occur every 1, 2 or 3 years	432,977,544	92.27%	1,185,375	0.25%	35,101,092	7.48%	400,122	50,662,827

         In light of the voting results with respect to the frequency of shareholder votes on executive compensation, the Board has decided that Accenture will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of shareholder votes on the compensation of executives. Accenture is required to hold votes on frequency every six years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 10, 2017	ACCENTURE PLC

	By:	/s/ Joel Unruch
	Name:	Joel Unruch
	Title:	Corporate Secretary